Future Fintech Group Inc

NASDAQ: FTFT

Investor Presentation

Safe Harbor Statement

This presentation may contain "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors as well as assumptions that, if they do not fully materialize, or prove incorrect, could cause the actual results of Future FinTech Group Inc. ("Future FinTech" or the "Company") to differ materially from the results expressed or implied by such statements. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Company Overview

Future FinTech Group Inc. ("FTFT") is incorporated in Florida and engages in fruit juice and financial technology businesses. The Company engages in the research and development of digital asset systems based on blockchain technology and also operates an incubator for application projects using blockchain technology. The Company and its subsidiaries are developing blockchain technology and cryptocurrencies for a variety of B2B and B2C real-life applications including a variety of financial businesses and the distribution, marketing and sale of consumer products. FTFT is also developing an operational online shopping mall platform utilizing blockchain technology and the shared economy.

FTFT
未来金融科技集团有限公司
FUTURE FINTECH GROUP INC.

CHAIN WORLD
链世界

GlobalKey
SharedMall

Company Overview



FUTURE FINTECH GROUP INC
Last $0.7810
▼-0.0762 (-8.89%)
Volume 27,807
3.60
3.20
2.80
2.40
2.00
1.60
1.20
0.78
feb
mar
apr
may
jun
jul
aug
sep
oct
nov
dec
2019
7.9m
5.3m
2.6m

Future Fintech Group Inc (NASDAQ: FTFT)

(as of 1/28/2019)

52 Week Range	$0.49 – 4.20
Shares Outstanding	31,017,000
Market Cap	25.12 M
Stock Price	$0.81

Note: The Company's fiscal year end is December 31st

Industry Overview

$150 Billion

The total market capitalization of cryptocurrencies hovers around $150B (with a single bitcoin trading for upwards of $5,000).

$2 Billion

Initial coin offerings (ICOs) have exploded in popularity, closing on $2B+ in funding in 2017 alone.



Financial services firms invest early in blockchain
Q2'14 – Q2'17
Jun-14
Jan-15
Jun-15
Jan-16
Jun-16
Jan-17
Jun-17
By date of first investment
CBINSIGHTS

Source: CBINSIGHTS

Industry Analysis



BLOCKCHAIN MARKET
Global Market Insights
Insights to innovation.
Blockchain industry by 2024: >$16 BN
Provider Landscape:
Infrastructure provider market share (2017): >65%
Application providers sector CAGR (2018-24): >85%
>75%
CAGR (2018-24)
>200 MN
Global industry size (2017)
Payment & wallet application share (2017): >50%
Digital identity application CAGR (2018-24): >90%
NA market share (2017): >50%
Europe market share (2017): >25%
APAC market CAGR (2018-24): >87%

Source: Global Market Insights

- The application of blockchain has now shifted to various areas such as payments, exchanges, smart contracts, digital identity, documentation, clearing, and settlement. Some of the major factors driving the growth of the blockchain technology market are transparency and immutability, faster transactions, and reduced total cost of ownership.

- In coming years the key opportunity areas for blockchain technology would be disruption in technology across various industries; high adoption of blockchain technology for payments, smart contracts and digital identities; and evolution of a new breed of programmable blockchain technology platforms.

- North America is expected to hold the largest share of the blockchain technology market during the forecast period, due to the early adoption of blockchain technology in the banking and financial services vertical. Asia-Pacific (APAC) offers potential growth opportunities for the blockchain technology market as financial technology investments in distributed ledger technology are expected to grow in the next ten years.

Source : Market Watch

Valuation Comparison

(As of 2019/1/28)

Company Name	Riot Blockchain Inc	Xunlei Limited	Seven Stars Cloud Group Inc	Future Fintech Group Inc
NASDAQ	RIOT	XNET	IDEX	FTFT
Market Cap	$24.64M	$233.85M	$124.76M	$25.12M
Shares Outstanding	14,519,000	66,886,000	102,266,000	31,017,000
Stock Price	$ 1.70	$3.49	$1.22	$0.81

Source: Nasdaq

What We Do



链世界
数字空间

Blockchain Incubator



Training
Coming Soon



ASSET MANAGEMENT

Investment and Asset Management
Coming Soon



NRC
NOVA REALM CITY
DCON

Invested and Self Operated Projects



Management Consulting
Coming Soon



Capital Market Services
Coming Soon
(subject to local laws and regulations)

Investment Highlights

01 Our team has the right relationships for startups within the blockchain and fintech field.

02 Affiliated projects have R&D team dedicating in the kernel development of blockchain and artificial intelligence.



03 Our partners are entrepreneurs and operators of blockchain projects with experience in the industry and will contribute their successful experience to our clients in multiple ways.

04 Potential growth by incubating promising projects of blockchain and artificial intelligence technologies.

Invested and Self Operated Projects


NRC
NOVA REALM CITY

NRC

The first-ever blockchain technology value community registered with real name users


DCON

DCON

A blockchain project creating an open and transparent digital payment system


INUnion

INUnion

A mutual insurance platform based on blockchain technology


GlobalKey
SharedMall

GlobalKey Shared Mall

An innovative B2B2C e-commerce platform with blockchain and artificial intelligence



Trading Platforms

Bulk Agricultural Products Spot Trading Platform (Under construction)
Distressed Assets Transaction

Chain World - Cyberspace Incubator-Basic Service



Co-working Space

Located in central business district of Beijing with a total size of 590 square meters, the accelerator provides open shared working space and facilities for blockchain companies.



Media Coverage

Including blockchain project release, blockchain vertical media in-depth reporting and dissemination, and chain world public account / APP information, etc.



Incubator and Accelerator Alliance

As a member of the blockchain incubator alliance, Chain World has access to a global virtual incubator network with incubators in China, Asia Pacific, North America, and Europe to play greater ecological effect.


MARKETING

Promotion& Marketing

By introducing marketing and sales teams, the company provides marketing planning, market survey, and series marketing services for the blockchain projects, blockchain products and services within the accelerator.

Chain World - Cyberspace Incubator-Value-Added Service



Blockchain Underlying Technical Support

The company provides technical consulting and services for public blockchain, such as NRC. The company also serve as technical consultant for rapid development and testing of DAPP.


BLOCKCHAIN

Blockchain Training Institutes

Supported by Blockchain National Laboratory, ZGC InnoTown, NRC Blockchain Institute, etc., the company carry out blockchain technology network training services to train a large number of talents with blockchain technology, marketing, application.



Blockchain Investment

Assists and consults on early investment in blockchain projects, and developing investment stage, including seed round, angel round, cornerstone round, and PE round for blockchain projects.



Digital Currency Investment Banking

Provides a range of consulting services including global roadshows, community, digital investment management and business consulting, architecture design, white papers, and financing, etc. The company also provides governance and management experiences about projects and corporates.

Nova Realm City (NRC)

NRC is the first-ever blockchain technology value community registered with real name users which provides services of digitalizing assets for blockchain projects all over the world. FTFT owns 5% of NRC.*

All community operators and participants must register with their real-names, then they gain access to services such as KYC, AML and user rights protection.

NRC has the capability to digitalize 4.3 billion types of independent assets. Each digital asset community has a declaration document with the creditor’s signature. Those documents are recorded on the public ledger.

All operation and maintenance activities of the Nova Realm City System are recorded in the blockchain and the information on the blockchain network cannot be removed or altered.

NRC’s capability of high-speed trading and time-customizable packaging mechanism enables the speed of asset transaction to reach at 1000TPS.

* Mr. Yongke Xue, Chairman and CEO of FTFT, owns 55% equity interest of NRC.

DCON - Basic Business

DCON digital payment solves the difficulties of crossing public chains. The NRC chain with clear responsible personnel is coupled with the anonymous BTC chain to provide mBTC service that has 100% BTC excess reserve. mBTC is with the value of BTC and also the advantages of the NRC public chain, such as high speed, account entry in seconds, zero service charge and retrieve of lost assets, making digital currency payment indeed enter into the real world. FTFT owns 60% of DCON.

Payment Service

- Flexible exchange service
- Low transaction fee


01
02

mBTC

- A more secured way to keep bitcoin ("BTC")
- Exchange rate: mBTC : BTC = 1 : 1,000,000
- mBTC is the community currency in NRC and can fund any project including insurance project and ICOs subject to the laws and regulations.
- In NRC community, mBTC can be implemented in multi-signature pledge, property lock, OTC transactions and digital asset loans.
- mBTC can be converted back to BTC at the same exchange rate.

DCON - Business Expansion Plan

Investment Advisory

Helps execute investment decisions provided by experienced advisors specializing in both finance and blockchain.

Asset Management

Analyzes big data and customize investment and financing products for customers to meet their risk-taking preferences and investment preferences.

Cryptocurrency Mortgage Lending

(subject to local laws and regulations)

Allows long-term investors to cash their digital currencies.

Backs up by real-name registered borrower, lowers risk.

DCON - Real Name Registration System

Based on years of banking experience of the DCON team, anonymous is not necessary for most people.

The personal real identity is the only certificate of assets in DCON community. With personal real identity certification, users of DCON community can recover their assets at any time.

The real-name registration system can effectively regulate all financial activities in the DCON community within legal boundaries.



DCON - Security







100% BTC Reserve

The BTC deposited by DCON is 100% locked and is only used for BTC exchange needs.

Cold Wallet

DCON implements cold wallet technology to ensure the security of funds. DCON users can exchange mBTC for BTC and withdraw once a week.

High Efficiency

DCON has successfully developed a blockchain network capable of second-level transfer confirmation, commission-free transaction and assets retrieval.

INUnion


INUnion

InUnion Chain Ltd. ("InUnion") combines the blockchain, artificial intelligence and traditional mutual assistance insurance. Benefiting from the NRC real-name blockchain technology and artificial intelligence technology, INU mutual life insurance can reach every corner of the world. Everyone in the world can conveniently purchase the INU mutual life insurance through the Internet. FTFT owns 10% of INUnion.

INU Life Mutual Insurance Plan

Every customer who participates in the "INU Life Mutual Insurance Plan" is both a policyholder and an insurer, as well as an investor and a staff member.

The Committee of Verifiers of the Plan will serve various functions for the Plan, such as INU community management, supervision and operation, and will verify the application and claims, which will all be recorded in the blockchain.

Similar to the traditional mutual insurance model, each customer can join the blockchain based mutual insurance plan and enjoy the benefits of mutual insurance.

Artificial intelligence technology will also be widely used in the project to improve insurance service capabilities and significantly reduce labor costs.

GlobalKey Shared Mall

GlobalKey SharedMall

GlobalKey SharedMall ("GKT") based on the value distribution system of blockchain, distributes the value generated in GKT platform to all the people who join in the construction and development of the platform, including the maintainers and developers of the platform, businessman, and the consumers in the platform. Through the way of deeper value binding, the platform will generate stronger cohesion and vitality than traditional e-commerce. Under the same price situation, users are more inclined to choose the shopping mall system with value distribution system. FTFT owns 100% of GKT.

01 Combine internet with traditional industries, e-commerce with in-store operation, and financial technology and product innovation.


GlobalKey
SharedMall

02 Stimulate consumer purchasing behavior and drive up the volume of e-commerce transactions by taking into account all parties interests on the platform.

03 Workload certifications and "distribution according to contribution" are the basis for the reward credits to all the involved parties.

04 Users can enjoy the convenience of e-commerce and digital asset growth.

Trading Platform (under construction) and Distress Assets Transaction



Bulk Agriculture Products Trading Center

- Comprehensive Deep Processing Zone
- National Kiwi Fruit Wholesale Trading Center



Distressed Assets Transaction

Zhonglian Hengxin Asset Management

Estimated Revenue Sources

- Revenues from the blockchain-based Globally Shared Shopping Mall and the online sales of fruit juice products and beverages, and consumer and health-related products through e-commerce.
- Sales of the distressed assets purchased by the Company
- Revenues from bulk agricultural commodities trading center
- Rent and service fees generated by "Chain World- Cyberspace"

Ownership Summary (as of 1/28/2019)

Institutional Holdings 00.45%

Total Number of Holders	8
Total Shares Held	141,030
Total Value of Holdings	118,465
Net Activity	69,272

Top 5 Holders of Institutional Holdings

	HOLDERS	SHARES
1. WEDBUSH SECURITIES INC		39,536
2. DEUTSCHE BANK AG\		37,818
3. BARCLAYS PLC		17,365
4. UBS GROUP AG		16,770
5. SUSQUEHANNA INTERNATIONAL GROUP, LLP		14,870

(as reported in the most recent 13F filings)

Active Positions



	HOLDERS	SHARES
Increased Positions	7	98,918
Decreased Positions	1	29,646
Held Positions	0	12,466
Total Institutional Shares	8	141,030

New and Sold Out Positions


150k
100k
50k
0
-50k
Total Active Shares
New/Sold Shares

	HOLDERS	SHARES
New Positions	2	15,981
Sold Out Positions	0	0

Source: Nasdaq

Management

Yongke Xue | *Chairman and Chief Executive Officer*

- Executive Chairman of the Board and CEO of V.X. Fortune Capital Limited
- Chairman of the Board of Skypeople International Holdings Group Co., Ltd.
- Led the organization of Blockchain Technology Council of China Financial Development Research Institute and served as Director of the Council
- Has rich experience in modern enterprise management and capital operation and has completed a number of major capital operations such as stock issuance, mergers and acquisitions and reorganization
- Received MBA from College of Management, Xi'an Jiaotong University, and bachelor of engineering from National University of Defense Technology

Hanjun Zheng | *Interim CFO*

- Joined FTFT (formerly known as SPU) in November 2015; extensive experience with the company
- Previously was CFO of SkyPeople Juice Group, Ltd. a 73.42% indirectly-owned subsidiary of the company
- Was the deputy general manager of Jingyang Branch of SkyPeople Juice Group from March 2006 to November 2009
- Was the financial accounting manager at Shaanxi Provincial Fruit Juice Processing factory from May 1994 to Feb. 2006

Management

Zhi Yan I *CTO*

- Graduated from Beijing University of Aeronautics and Astronautics with a degree in Aircraft Design and Fluid Mechanics.
- Participated in the development of several Blockchain projects, including the world first real name blockchain, the world's largest miner mining management platform and the world's first 28nm dual-algorithm chip.
- Has extensive experience in cryptocurrencies.

Youwang Peng | *Vice President of Marketing*

- Was general manager of Lanzhou Hengxinda Capital Co., Ltd.
- Was the Executive Director of Weijing Investment.
- Founded and developed the DCON blockchain and digital assets community
- Has experience in digital currency finance, blockchain financial product development, digital currency trading platforms, Internet loans, fund investments and financing, Internet private equity and crowdfunding.
- Has a Masters of Economics degree from Lanzhou University of Finance and Economics and is an Entrepreneurial Trainee at Tsinghua Wudaokou Finance Institute.

THANK YOU

IR Contact:

Dragon Gate Investment Partners

Tel: +1(646)-801-2803

Email: ftft@dgipl.com

Website: www.ftft.top